UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2008, EOG Resources, Inc. issued a press release announcing second quarter 2008 financial and operational results. A copy of this release is attached as Exhibit 99.1 to this filing and is incorporated herein by reference. This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (d)    On July 29, 2008, James C. Day was appointed to the Board of Directors (Board) of EOG Resources, Inc. (EOG) and to the Audit, Compensation, Nominating and Corporate Governance Committees of the Board, effective July 29, 2008.  Mr. Day will receive the same compensation for his service as a director and Board committee member as EOG's other non-employee directors.  Biographical information regarding Mr. Day is included in the press release attached as Exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits.

    (d)    Exhibits

            99.1 Press Release of EOG Resources, Inc. dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: July 29, 2008	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.                                       Description

    99.1                 Press Release of EOG Resources, Inc. dated July 29, 2008.